UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 24, 2014
(Date of earliest event reported)
POTLATCH CORPORATION
___________________________________________
(Exact name of registrant as specified in its chapter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32729 (Commission File Number)	82-0156045 (I.R.S. Employer Identification Number)

601 W. First Avenue, Suite 1600, Spokane WA (Address of principal executive offices)	99201 (Zip Code)

509-835-1500
(Registrant’s telephone number,
Including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE
On February 25, 2014, Michael J. Covey, Chairman and CEO and Jerald W. Richards, Vice President and CFO will participate in the Longbow Conference in New York City, New York. On March 5, 2014 Mr. Covey and Mr. Richards will also participate in the Raymond James Institutional Investor Conference in Orlando, Florida. A copy of the presentation slides are furnished as Exhibit 99.1 to this report. This exhibit is available on the Company’s website.
The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	The following item is filed as an exhibit to this report:

Exhibit 99.1 – Potlatch Presentation Slides February and March 2014

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 24, 2014

POTLATCH CORPORATION
By: /s/ Lorrie D. Scott
Lorrie D. Scott
Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit         Description

Exhibit 99.1 - Potlatch Presentation Slides February and March 2014